Supplement Dated October 17, 2022
To The Initial Summary Prospectus Dated April 25, 2022 For

ELITE ACCESS ADVISORY II®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This supplement updates the above-referenced initial summary prospectus. Please read and keep it together with your initial summary prospectus for future reference. To obtain an additional copy of the initial summary prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

Effective October 17, 2022 your initial summary prospectus is revised to update disclosures relating to the direct deduction of advisory fees under our administrative rules, and to accommodate the addition of an Add-On Benefit Advisory Fee Withdrawal Program. The new Add-On Benefit Advisory Fee Withdrawal Program will permit the payment of advisory fees, under our administrative rules, up to an annual amount of 1.25% of Contract Value without negatively impacting your eligible add-on benefit(s). Your initial summary prospectus is revised as follows:

➢    In the section titled “Important Information you Should Consider About the Contract” beginning on page 2 of the initial summary prospectus, the following revisions are made:

•in the “FEES AND EXPENSES” table, the row titled “Transaction Charges”, the following sentence is added to the end of the paragraph:
Under certain circumstances, you may elect to have advisory fees directly deducted from your Contract Value and automatically transmitted to your third party financial professional, subject to certain administrative rules.

•in the “RESTRICTIONS” table, the row titled “Optional Benefits”, the following bullet is added:
•Under certain circumstances, you may elect to have the advisory fee directly deducted from your Contract Value and automatically transmitted to your third party financial professional, subject to certain administrative rules If you elect to pay your advisory fees via direct deductions under our rules, these deductions will reduce the basic death benefit.

➢    In the section titled “Overview of the Contract” beginning on page 4 of the initial summary prospectus, for the question titled “How is my Contract impacted by the deduction of advisory fees?” on page 5 of the initial summary prospectus, the question and answer is deleted and replaced as follows:

Q.    How is my Contract impacted by the deduction of advisory fees?

A.    The Contracts are available through third party financial professionals who charge an advisory fee for their services. This advisory fee is in addition to contract fees and expenses disclosed in this prospectus. Under certain circumstances, you may elect to have the advisory fee directly deducted from your Contract Value and automatically transmitted to your third party financial professional, subject to certain administrative rules. If you do elect to pay your advisory fees via direct deductions under our rules, we will not treat such deductions as withdrawals in two specific ways: (i) we will not report them as taxable distributions under your Contract; and (ii) any such deduction will not trigger a reduction in the value of any eligible add-on benefit you elected. It is important to note that deductions to pay advisory fees will always reduce the basic death benefit and your Contract Value on a dollar-for dollar basis, and they are otherwise subject to all contractual provisions and other restrictions and penalties, including minimum withdrawal requirements.

If you make a withdrawal to pay advisory fees without setting up direct deductions under our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program, if applicable), your withdrawal will be treated as a standard partial withdrawal under the Contract. This means, in addition to your Contract Value and basic death benefit being reduced, we will reduce the value of any elected add-on benefit(s), and any such withdrawal will be subject to any applicable taxes and tax penalties.

Please note that the direct deduction of advisory fees, even under our rules (including the Add-On Benefit Advisory Fee Withdrawal Program) may negatively impact the add-on Earnings Protection Benefit (“EarningsMax”) by reducing the amount of earnings available for use under the benefit.

➢    In the section titled “Benefits Available Under the Contracts” beginning on page 5 of the initial summary prospectus, in the subsection titled “Basic Death Benefit”, in the row titled “Basic Death Benefit”, the following new bullet is added to the column titled “Brief Description of Restrictions/Limitations”:

•Payment of advisory fees via direct deduction from Contract Value could significantly reduce the benefit.

➢    In the section titled “Benefits Available Under the Contracts” beginning on page 5 of the initial summary prospectus, in the subsection titled “Add-On Benefits Available for a Fee”, in the row titled “EarningsMax”, the following new bullet is added to the column titled “Brief Description of Restrictions/Limitations”:

•Payment of advisory fees via direct deduction under our rules (including the Add-On Benefit Advisory Fee Withdrawal Program) may reduce the amount of earnings available under this benefit.

➢    In the section titled “Benefits Available Under the Contracts” beginning on page 5 of the initial summary prospectus, in the subsection titled “Add -On Benefits Available for a Fee”, in the row titled “Return of Premium Guaranteed Minimum Death Benefit”, the following new bullets are added to the column titled “Brief Description of Restrictions/Limitations”:

•The deduction of advisory fees from Contract Value under the Add-On Benefit Advisory Fee Withdrawal Program will be capped at 1.25% of Contract Value annually.
•Because deductions to pay advisory fees reduce your Contract Value, they may also negatively impact your Return of Premium Death Benefit, which is equal to the greater of Contract Value or Premiums paid.

➢    In the section titled “Example” beginning on page 9 of the initial summary prospectus, the first paragraph is deleted and replaced with the following:

The table below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity policies. These costs include transaction expenses, annual Contract expenses and annual Fund expenses. The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, and assumes the most expensive combination of annual Fund expenses and add-on benefits available for an additional charge (using the maximum possible charge). The Example does not include any advisory fees paid to third party financial professionals from Contract Value or other assets of the owner. If such advisory fees were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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(To be used with JMV21086ISP 04/22)

JFV102002 10/22